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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to incorporation of our report dated February 20, 2001, included in this Form 10-K, into the Company's previously filed Registration Statement, File Number 333-49749.



Arthur Andersen LLP



Minneapolis, Minnesota,
March 30, 2001